This Note has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the provisions of any applicable state securities laws, but has been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the 1933 Act, and under any applicable state securities laws. Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the 1933 Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company (as defined) has received an opinion of counsel reasonably acceptable to the Company that such transaction does not require registration of this Note.

GEN TRAK, INC.

                  September __, 1998                          $300,000

10% PROMISSORY NOTE

         FOR VALUE RECEIVED, GEN TRAK, INC., a Pennsylvania corporation (the "Company") hereby promises to pay to the order of SUSQUEHANA HOLDINGS CORP., or registered assigns (the "Holder"), on a date which shall be the earlier of (i) the closing of any sale of its debt or equity securities from which, together with the net proceeds of any other sale of such securities which shall have been consummated after the date hereof, the Company shall have received at least an aggregate of $1,000, 000 in net proceeds, or (ii) September 30, 1999 (the earlier of such dates being referred to herein as the "Maturity Date") , at the offices of the Holder, the principal sum equal to the lesser of Three Hundred Thousand ($300, 000) Dollars, or the then aggregate unpaid principal amount of advances made hereunder by Holder to the Company as noted by the Holder on
Schedule I hereof and acknowledged by signature of an authorized agent of the Company. The Company further promises to pay interest on the outstanding amount of all advances made under this Note at the rate of ten percent (10%) per annum, commencing from the date of the initial advance hereunder and until all amounts of principal and interest accrued thereon are paid in full, subject to increase in the rate of interest as provided in Section 3(c). Interest hereunder shall be payable quarterly in arrears, commencing December __, 1998.

         1. Prepayment. Outstanding principal under this Note may be prepaid by the Company, in whole or in part, without premium or penalty, at any time, together with all accrued but unpaid interest on the amount of such prepayment.

         2. Covenants of Company. The Company covenants and agrees with the Holder that, so long as any amounts of principal or interest remain unpaid under this Note, it will:

                  (i) not incur any indebtedness for borrowed money, except for such indebtedness as is outstanding on the date of this Note and indebtedness incurred by the Company as interim financing in connection with a public offering of its Common Stock, or permit any lien, security interest or encumbrance to be created in or with respect to any asset of the Company, whenever acquired, except for any such as are in effect on the date of this Note and except for purchase money security interests in assets acquired by the Company after the date of this Note;

                  (ii) not issue any additional shares of capital stock (or any option or warrant to purchase, or securities which are convertible into, shares of its Common Stock) if after such issuance the outstanding shares of capital stock of the Company (taking into account shares issuable in respect of such options, warrants or convertible securities) will exceed 31,943,210 shares of common stock (or such other number of shares as the presently outstanding shares of Common Stock of the Company may be converted), provided, however, that this paragraph shall not apply to shares of Common Stock issued by the Company in connection with any acquisition by the Company of another business or with a public offering of its Common Stock (or interim financing relating to such offering);


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

                  (iii) promptly pay and discharge all amounts as and when due and to become due on all indebtedness of the Company which is senior to the indebtedness represented by this Note and all taxes, assessments and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become a lien upon the Company's assets or property, as well as all lawful claims for labor, materials and supplies which, if unpaid, would become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

                  (iv) not merge into any other corporation or dispose of its assets other than in the ordinary course of business,


                  (v) maintain insurance for its assets and business operations in amounts of coverage not less than the amounts in effect on the date of this Note; and


                  (vi) comply fully with its obligations under that certain Purchase Agreement of even date herewith between the Company and the Holder ("Purchase Agreement").

         3. Events of Default

                  (a) This Note shall become due and payable, without notice or demand by Holder, immediately upon the occurrence of any of the following events, herein called "Events of Default":


                           (i) Company's failure to pay any principal or accrued
interest on this Note, when and as the same shall become due and payable, whether by acceleration or otherwise;


                           (ii) the occurrence of an Event of Default by the
Company under the Purchase Agreement;

                           (iii) the entry of a final judgment, arbitration
award or order not subject to further appeal against the Company in an amount exceeding $100,000 which shall remain unsatisfied for thirty (30) days after the date of such entry;

                           (vi) Company's admission in writing of its inability
to pay its debts as they mature, or the Company's making a general assignment for the benefit of creditors, or the filing by or against the Company of a petition seeking relief under the Bankruptcy Code or a petition or an answer seeking reorganization, or an arrangement with creditors.

                  (b) The Company shall give notice to the Holder by certified mail, of the occurrence of any Event of Default within five (5) days after such Event of Default shall have occurred.

                  (c) Upon the occurrence of an Event of Default, interest shall accrue under this Note on all unpaid amounts of principal at the rate of 18 percent per annum until all such amounts of principal, and all interest accrued thereon, shall have been paid in full. After the occurrence of an Event of Default, all payments made in respect to this Note shall be applied first to reimburse Holder for all of its expenses of collection; any payment in excess of such amounts shall first be applied to accrued but unpaid interest to the date of any such payment until all such interest shall have been paid in full.


         4. Subordination. Payment of the principal of and accrued interest on this Note is hereby made expressly subject and subordinated to the payment in full of all principal of and accrued interest on all indebtedness of the Company, whenever created, which shall have been incurred by the Company, on regular commercial terms to banks and other institutional lenders ("Senior Indebtedness"). The Company shall not remit any payments of principal to the Holder of this Note in respect of the obligations hereunder unless and until all obligations to the holders of Senior Indebtedness have been paid in full or such holders of Senior Indebtedness shall otherwise have consented in writing. The provisions of this subordination shall not, however, affect or limit the Company's obligations to pay, when due, all principal of and accrued interest on this Note, nor shall such subordination be deemed to limit or otherwise affect any rights and remedies which the Holder of this Note shall be entitled to receive or assert upon the occurrence of any Event of Default hereunder, other than to set forth the priority of payments as between the indebtedness created hereunder and any Senior Indebtedness.

         5. Miscellaneous

                  (a) The Holder of this Note shall have the right to transfer this Note by assignment, and the transferee thereof shall become vested with all the powers and rights of the transferor. Registration of any new owners shall take place upon presentation of this Note to the Company at its principal offices, together with a duly authenticated instrument of assignment.

                  (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

                  (c) This Note shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

                  (d) Upon the occurrence of an Event of Default or a threatened Event of Default, the Company shall pay all costs and expenses incurred by the Holder to enforce any of the provisions of this Note, including attorneys' fees and other expenses of collection.


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


                  IN WITNESS WHEREOF, GEN TRAK, INC. has caused this Note to be signed in its name by its President.


                                              GEN TRAK, INC.



                                              By ______________________________

                                  A. SCHEDULE I


          DATE                    ADVANCE AMOUNT              SIGNATURE
          ----                    --------------              ---------

       _____________              ______________              _______________
                                                              Company



       _____________              ______________              _______________
                                                              Holder



       _____________              ______________              _______________
                                                              Company



       _____________              ______________              _______________
                                                              Holder



       _____________              ______________              _______________
                                                              Company



       _____________              ______________              _______________
                                                              Holder



       _____________              ______________              _______________
                                                              Company



       _____________              ______________              _______________
                                                              Holder



       _____________              ______________              _______________
                                                              Company


                                                              _______________
                                                              Holder

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